SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C. 20549-1004

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)
                      November 8, 2004
                    -------------------

Commission     Registrant; State of Incorporation;    I.R.S. Employer
File Number    Address; and Telephone Number        Identification No.
-----------    -----------------------------------  --------------------

1-5324         NORTHEAST UTILITIES                        04-2147929
               -------------------
               (a Massachusetts voluntary association)
               One Federal Street, Building 111-4
               Springfield, Massachusetts 01105
               Telephone:  (413) 785-5871

1-11419        THE CONNECTICUT LIGHT AND POWER COMPANY    06-0303850
               ---------------------------------------
               (a Connecticut corporation)
               107 Selden Street
               Berlin, Connecticut           06037-1616
               Telephone:  (860) 665-5000

1-6392         PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE    02-0181050
               ---------------------------------------
               (a New Hampshire corporation)
               Energy Park
               780 North Commercial Street
               Manchester, New Hampshire     03101-1134
               Telephone:  (603) 669-4000

0-7624         WESTERN MASSACHUSETTS ELECTRIC COMPANY     04-1961130
               --------------------------------------
               (a Massachusetts corporation)
               One Federal Street
               Springfield, Massachusetts 01105
               Telephone:  (413) 785-5871



                          Not Applicable
                       ---------------------
   (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

[  ]      Written communications pursuant to Rule 425 under the
          Securities Act (17 CFR 230.425)

[  ]      Soliciting material pursuant to Rule 14a-12 under the
          Exchange Act (17 CFR 240.14a-12)

[  ]      Pre-commencement communications pursuant to Rule 14d-
          2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
          under the Exchange Act (17 CFR 240.13e- 4(c))


Item 2.03

On November 8, 2004, (A) Northeast Utilities entered into a $500 million revolving credit facility pursuant to a Credit Agreement dated as of November 8, 2004 among Northeast Utilities, the Banks Named Therein, Union Bank of California, N.A. as Administrative Agent, and JPMorgan Chase Bank, as Fronting Bank, under which Northeast Utilities may, subject to certain conditions, borrow up to $500 million; and (B) Western Massachusetts Electric Company ("WMECO"), The Connecticut Light and Power Company ("CL&P"), Public Service Company of New Hampshire ("PSNH") and Yankee Gas Services Company ("Yankee Gas") entered into a $400 million revolving credit facility pursuant to a Credit Agreement dated as of November 8, 2004, among WMECO, CL&P, PSNH, Yankee Gas, the Banks Named Therein and Citicorp USA, Inc., as Administrative Agent, under which CL&P may borrow up to $200 million, and each of WMECO, PSNH and Yankee Gas may borrow up to $100 million, subject to the aggregate maximum of $400 million.


                             SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                    NORTHEAST UTILITIES
                    THE CONNECTICUT LIGHT AND POWER COMPANY
                    PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE
                    WESTERN MASSACHUSETTS ELECTRIC COMPANY
                                   (Registrants)


                    By:  /s/ Randy A. Shoop
                         Name:   Randy A. Shoop
                         Title:  Assistant Treasurer - Finance
                                 Northeast Utilities Service Company, as
                                 Agent for each of the Registrants



Date:  November 10, 2004